EXHIBIT 10.10

SUBORDINATION OF LOANS AGREEMENT

THIS SUBORDINATION AGREEMENT (the “Agreement”) is made as of September 30, 2014, but made effective as of October 3, 2014, by and between NICHOLAS SABER (the “Loan Holder”), TCA GLOBAL CREDIT MASTER FUND, LP (“Lender”), THE PULSE NETWORK, INC., a Nevada corporation, THE PULSE NETWORK, INC., a Massachusetts corporation and THE PULSE NETWORK MANAGEMENT, LLC, a Massachusetts limited liability company (collectively, the “Credit Parties”).

W I T N E S S E T H:

WHEREAS, the Credit Parties have borrowed, or may in the future borrow, funds from Loan Holder, for which Credit Parties are or may become indebted to and in favor of Loan Holder (all present or future indebtedness of Credit Parties, or any one or more of them, to Loan Holder, of every kind and description, direct or contingent, due or not due, secured or unsecured, original, renewed or extended and whether now in existence or hereafter arising, hereinafter collectively referred to as the “Subordinated Debt”); and

WHEREAS, the Lender has made or will make a loan to Credit Parties (the “Loan”), which Loan is evidenced by that certain Credit Agreement dated of even date herewith by and among Lender and Credit Parties (the “Credit Agreement”), which Credit Agreement and related Loan Documents provide to Lender a first priority security interest (“Lender’s Security Interest”) in the Collateral of each of the Credit Parties. Capitalized terms used in this Agreement and not otherwise defined herein, shall have the same meanings ascribed to such terms in the Credit Agreement; and

WHEREAS, Loan Holder is a guarantor and/or shareholder, director, officer or otherwise associated with Credit Parties, and will materially benefit as a result of the Lender making the Loan to Credit Parties; and

WHEREAS, Loan Holder acknowledges that the Lender is willing to make the Loan only on the condition that the Subordinated Debt be subordinate and inferior to the Loan, and to all other indebtedness of any Credit Parties to Lender, whether now in existence or hereafter created; and

WHEREAS, Loan Holder has agreed to subordinate the Subordinated Debt to the lien and effect of the Loan and Lender’s Security Interest and all security instruments securing the Loan, and all other indebtedness of Credit Parties to Lender of every kind and description, direct or contingent, due or not due, secured or unsecured, original, renewed or extended, whether now in existence or hereafter arising; and

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WHEREAS, Loan Holder acknowledges that Lender would not effectuate the Loan without the execution of this Agreement by Loan Holder.

NOW, THEREFORE, in consideration of, and as an inducement to Lender to make the Loan, Loan Holder and Credit Parties do hereby agree as follows:

1. Recitals. The recitals set forth above are true and correct and are incorporated herein by reference.

2. No Further Indebtedness. Loan Holder and Credit Parties do hereby warrant and represent that as of the date hereof, the only Subordinated Debt currently outstanding which is due and owing from any Credit Parties to Loan Holder is $344,152.00, and that no further indebtedness shall be incurred between Credit Parties and Loan Holder during the term of the Loan and this Agreement.

3. Subordination. Loan Holder does hereby unconditionally subordinate the Subordinated Debt to the Loan and all other present and future debts and obligations of Credit Parties to Lender, said indebtedness including all obligations of Credit Parties to Lender of every kind and description, direct or contingent, due or not due, secured or unsecured, original, renewed or extended, whether now in existence or hereafter arising and to the lien and effect of Lender’s Security Interest in and to the Collateral and to all Loan Documents and all other debts and obligations of Credit Parties to Lender.

4. No Payments on Subordinated Debt; Event of Default. Loan Holder and Credit Parties do hereby warrant, represent and agree that no payment (principal, interest or any other payment) shall be made, permitted or accepted under or with respect to any of the Subordinated Debt (or under any other document or agreement) during the term of the Loan. If any payment is made by Credit Parties in payment of the Subordinated Debt, or if any security or proceeds thereof is received by Loan Holder on account of the Subordinated Debt contrary to the terms of this Agreement, the same shall be and constitute an Event of Default under the Credit Agreement and the Loan Documents. Upon the occurrence of an Event of Default under the Credit Agreement or any other Loan Documents, Lender shall be entitled to immediately exercise all remedies provided to Lender in connection with the Collateral and under the Loan Documents, and each and every amount paid by or on behalf of Credit Parties to Loan Holder, or any payments, security, proceeds or other items received by Loan Holder (from Credit Parties or from an individual or an entity on behalf of Credit Parties) will be forthwith paid by Loan Holder to Lender, in precisely the form received (except for Loan Holder’s endorsement, where necessary), to be credited and applied, in Lender’s sole discretion, upon any indebtedness (principal and/or interest and/or otherwise as Lender may elect, in its sole discretion) then owing to Lender by Credit Parties and, whether matured or unmatured, and, until so delivered, the same shall be held in trust by Loan Holder as the property of Lender. In the event of a failure of Loan Holder to endorse any instrument for the payment of monies so received by Loan Holder payable to Loan Holder’s order, Lender, or any officer or employee of Lender, is hereby irrevocably constituted and appointed attorney-in-fact (coupled with an interest) for Loan Holder with full power to make any such endorsement and with full power of substitution.

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5. No Enforcement By Loan Holder. Loan Holder will not exercise any collection rights with respect to the Subordinated Debt, will not take possession of, sell or dispose of, or otherwise deal with any Collateral, and will not exercise or enforce any right or remedy which may be available to them with respect to the Subordinated Debt, unless and until such time as the Loan, as the same may be modified from time to time, including all principal, interest and other charges associated therewith, has been paid in full and no other debts or obligations are due and owing from Credit Parties to Lender. Loan Holder shall immediately notify Lender, in writing, of any default by Credit Parties under any Subordinated Debt, and any default under or with respect to any Subordinated Debt shall be and constitute a default under the Loan entitling Lender to exercise all of its rights in connection with the Collateral and under the Loan Documents.

6. No Impairment of Lender Remedies. Lender may exercise collection rights, may take possession of, sell or dispose of, and otherwise deal with, the Collateral and may exercise or enforce any right or remedy available to Lender under the Loan Documents with respect to the Collateral, whether available prior to or after the occurrence of any default in connection with the Subordinated Debt.

7. Additional Security. In order to effectuate the foregoing subordination, Loan Holder does hereby transfer and assign to Lender, as additional collateral and security for the Loan, any and all debts and obligations of Credit Parties to Loan Holder, all of the said claims or demands of Loan Holder against Credit Parties, with full right on the part of Lender, in its own name or in the name of Loan Holder, to collect and enforce said claims by suit, proof of debt in bankruptcy, or other liquidation proceedings or otherwise.

8. Payments Upon Bankruptcy Events. Upon any distribution of the assets or readjustment of indebtedness of Credit Parties, whether by reason of reorganization, liquidation, dissolution, bankruptcy, receivership, assignment for the benefit of creditors, or any other action or proceeding involving the readjustment of all or any part of the Subordinated Debt or the application of the assets of Credit Parties to the payment or liquidation thereof, either in whole or in part, Lender shall be entitled to receive payment in full of any and all indebtedness under the Loan or otherwise then owing to Lender by Credit Parties prior to the payment of all or any of the Subordinated Debt.

9. Restrictions on Transferability of Subordinated Debt. Each person comprising a Loan Holder (jointly and severally) agrees that he/she shall not transfer, assign, encumber, hypothecate or subordinate, at any time while this Agreement remains in effect, any right, claim or interest of any kind in or to any of the Subordinated Debt, either principal or interest or otherwise, and there shall promptly be placed on each promissory note or other document or agreement constituting a portion of the Subordinated Debt, a legend reciting that the same is subject to this Agreement.

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10. Lender’s Rights. Loan Holder acknowledges that Lender may, at any time, in its discretion, renew or extend the time of payment of all or any portion of the Loan, or any other existing or future indebtedness or obligations of Credit Parties to Lender and/or waive or delay in enforcing any rights or release any collateral relative thereto at any time(s) and, in reference thereto, to modify or amend the Loan Documents and/or make and enter into such agreement(s), compromise(s) and other indulgence(s), as Lender may deem proper or desirable, without notice to or further assent of Loan Holder, all without in any manner impairing or affecting this Agreement or any of Lender’s rights hereunder.

11. Statement of Account. Loan Holder hereby agrees to provide and deliver to Lender, upon demand, from time to time, a statement of the account of Loan Holder with Credit Parties, and that Credit Parties will duly comply with and conform with each and every term of this Agreement, on its part required to be performed.

12. Entire Agreement. This Agreement and the other Loan Documents: (i) are valid, binding and enforceable against Credit Parties and Loan Holder in accordance with their respective provisions and no conditions exist as to their legal effectiveness; (ii) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof; and (iii) are the final expression of the intentions of Loan Holder, Credit Parties and Lender. No promises, either expressed or implied, exist between Loan Holder, Credit Parties and Lender, unless contained herein or therein. This Agreement, together with the other Loan Documents, supersedes all negotiations, representations, warranties, commitments, term sheets, discussions, negotiations, offers or contracts (of any kind or nature, whether oral or written) prior to or contemporaneous with the execution hereof with respect to any matter, directly or indirectly related to the terms of this Agreement and the other Loan Documents. This Agreement and the other Loan Documents are the result of negotiations between Loan Holder, Credit Parties and Lender and have been reviewed (or have had the opportunity to be reviewed) by counsel to all such parties, and are the products of all parties. Accordingly, this Agreement and the other Loan Documents shall not be construed more strictly against Lender merely because of Lender’s involvement in their preparation.

13. Amendments; Waivers. No delay on the part of Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the other Loan Documents shall in any event be effective unless the same shall be in writing and acknowledged by Lender, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

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14. WAIVER OF DEFENSES. LOAN HOLDER AND CREDIT PARTIES WAIVE EVERY PRESENT AND FUTURE DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH EITHER OF THEM MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY LENDER IN ENFORCING THIS AGREEMENT. PROVIDED LENDER ACTS IN GOOD FAITH, LOAN HOLDER AND CREDIT PARTIES EACH RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO PURSUANT TO THE TERMS OF THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO CREDIT PARTIES.

15. MANDATORY FORUM SELECTION. TO INDUCE LENDER TO MAKE THE LOANS, LOAN HOLDER AND CREDIT PARTIES IRREVOCABLY AGREE THAT ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH, DIRECTLY OR INDIRECTLY, THIS AGREEMENT OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THIS AGREEMENT ANY OTHER LOAN DOCUMENT, OR THE COLLATERAL (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN BROWARD COUNTY, FLORIDA; PROVIDED, HOWEVER, LENDER MAY, AT LENDER’S SOLE OPTION, ELECT TO BRING ANY ACTION IN ANY OTHER JURISDICTION. THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSISTENT WITH FLORIDA LAW. LOAN HOLDER AND CREDIT PARTIES HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING ITS SITUS IN SAID COUNTY(OR TO ANY OTHER JURISDICTION OR VENUE, IF LENDER SO ELECTS), AND EACH WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. LOAN HOLDER AND CREDIT PARTIES HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO CREDIT PARTIES OR LOAN HOLDER, AS APPLICABLE, AS SET FORTH HEREIN OR IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE.

16. WAIVER OF JURY TRIAL. LOAN HOLDER, CREDIT PARTIES AND LENDER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, ANY OF THE OTHER OBLIGATIONS, THE COLLATERAL, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH LENDER, CREDIT PARTIES AND LOAN HOLDER ARE ADVERSE PARTIES, AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO CREDIT PARTIES.

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17. Assignability. Lender, without consent from or notice to anyone, may at any time assign Lender’s rights in this Agreement, the other Loan Documents, the Obligations, or any part thereof and transfer Lender’s rights in any or all of the Collateral, and Lender thereafter shall be relieved from all liability with respect to such Collateral. This Agreement shall be binding upon Lender, Loan Holder and Credit Parties and their respective legal representatives, heirs and successors.

18. Binding Effect. This Agreement shall become effective upon execution by Loan Holder and Credit Parties.

19. Governing Law. Except in the case of the Mandatory Forum Selection Clause in Section 15 above, which clause shall be governed and interpreted in accordance with Florida law, this Agreement shall be delivered and accepted in and shall be deemed to be a contract made under and governed by the internal laws of the State of Nevada, and for all purposes shall be construed in accordance with the laws of such State, without giving effect to the choice of law provisions of such State.

20. Enforceability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

21. Time of Essence. Time is of the essence in making payments of all amounts due Lender under the Loan Documents and in the performance and observance by Loan Holder and Credit Parties of each covenant, agreement, provision and term of this Agreement and the other Loan Documents.

22. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of executed Loan Documents maintained by Lender shall be deemed to be originals thereof.

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23. Notices. Except as otherwise provided herein, Loan Holder and Credit Parties each waives all notices and demands in connection with the enforcement of Lender’s rights hereunder. All notices, requests, demands and other communications provided for hereunder shall be made in accordance with the terms of the Credit Agreement, and the Loan Holder hereby agrees and acknowledges that notice to the Credit Parties in accordance with the Credit Agreement shall be deemed valid and effective notice to Loan Holder hereunder.

24. Costs, Fees and Expenses. Loan Holder and Credit Parties, and each of them, jointly and severally, shall pay or reimburse Lender for all reasonable costs, fees and expenses incurred by Lender or for which Lender becomes obligated in connection with the enforcement of this Agreement, including costs and expenses and attorneys’ fees, costs and time charges of counsel to Lender throughout all court levels.

25. Termination. This Agreement shall not terminate until the termination of the Credit Agreement and the commitments to make Loans thereunder and the full and complete performance and satisfaction and payment in full of all the Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted).

[Signatures on the following page]

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IN WITNESS WHEREOF, the undersigned have executed this Subordination Agreement as of the date first written above.

LOAN HOLDER:

NICHOLAS SABER

CREDIT PARTIES:

THE PULSE NETWORK, INC., a Nevada corporation

By:
Name:
Title:

THE PULSE NETWORK, INC., a Massachusetts corporation	THE PULSE NETWORK MANAGEMENT, LLC, a Massachusetts
limited liability company

By:	By: THE PULSE NETWORK, INC., a
Name:	Massachusetts corporation
Title:

By:
Name:
Title:

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